Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net Periodic Benefit Cost:
Service cost	$ 35	$ 5	$ 275
Interest cost	20	5	91
Projected return on plan assets	(33)	(29)	(77)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	34	37	48
Net periodic benefit cost	$ 56	$ 18	$ 337